Exhibit 10.11B
                             FIRST AMENDMENT TO THE
              RECOTON CORPORATION CODE SECTION 401(K) PROFIT SHARING
                            PLAN AND TRUST AGREEMENT

          Recoton Corporation, a New York corporation (the "Employer"), and Herbert H. Borchardt, Robert L. Borchardt and Joseph Massot (collectively referred to as the "Trustee") agree and consent to amend the Recoton Corporation Code section 401(k) Profit Sharing Plan and Trust Agreement effective the 1st day of January, 1995, as follows:

          1. Section 9.11 of Article IX of the Plan is amended by adding the following provision as paragraph (D):

          (D) SPECIAL RULE FOR CERTAIN CONTRIBUTIONS. To apply Section 9.11(A) to the allocation of net income, gain or loss with respect to Deferral Contributions, the Advisory Committee will apply the weighted average method. The "weighted average allocation" method treats a weighted portion of the Deferral Contributions made during the valuation period as if includible in the Participant's Account as of the beginning of the valuation period. The weighted portion is a fraction, the numerator of which is the number of days in the valuation period, excluding each day in the valuation period which begins prior to the contribution date of the applicable contributions, and the denominator of which is the number of days in the valuation period.

          2. Subparagraph A.(2) of Section 5.03 is deleted in its entirety and the following inserted in lie thereof:

               (2) MATCHING CONTRIBUTIONS ACCOUNT AND EMPLOYEE CONTRIBUTIONS ACCOUNT. Except as provided in Section 5.01 and 5.02, for each Year of Service, a Participant's Nonforfeitable percentage of his Matching Contributions Account and Employer Contributions Account equals the percentage in the following vesting schedule:

                                                    PERCENT OF
          YEARS OF SERVICE                        NONFORFETIBABLE
          WITH THE EMPLOYER                       ACCRUED BENEFIT
          -----------------                       ----------------

          Less than 3                                  None
                  3                                     20%
                  4                                     40%
                  5                                     60%
                  6                                     80%
                  7 or more                            100%

               Effective for any Plan Year for which the Plan is top heavy, the Advisory Committee will calculate a Participant's Nonforfeitable Percentage under the following schedule:

                                                    PERCENT OF
          YEARS OF SERVICE                        NONFORFETIBABLE
          WITH THE EMPLOYER                       ACCRUED BENEFIT
          -----------------                       ----------------

          Less than 2                                  None
                  2                                     20%
                  3                                     40%
                  4                                     60%
                  5                                     80%
                  6 or more                            100%

               The Advisory Committee will apply the top heavy schedule to Participants who earn at least one Hour of Service after the top heavy schedule becomes effective. A shift between vesting schedules under this Section 5.03 is an amendment to the vesting schedule and the Advisory Committee must apply the rules of Section 7.05 accordingly. A shift to a new vesting schedule under this Section 5.03 is effective on the first day of the Plan Year for which the top heavy status of the Plan changes.

          Except as hereinabove amended, the Recoton Corporation Code Section 401(k) Profit Sharing Plan and Trust Agreement shall remain unchanged and shall continue in full force and effect, provided, however, that no amendment hereto shall retroactively eliminate an option form of benefit that is a protected benefit under Code Section 411(d)(6) and applicable Treasury Regulations.

Signed, sealed and delivered
in the presence of:                      EMPLOYER:

                                         RECOTON CORPORATION


                                         By: /s/ JOSEPH MASSOT
-----------------------------                ------------------------------
                                             Joseph Massot, Vice President
                                             and Treasurer


-----------------------------
As to Employer


                                        TRUSTEE:


                                        /s/ HERBERT H. BORCHARDT
-----------------------------           -----------------------------
                                        Herbert H. Borchardt


-----------------------------
As to Trustee


                                        /s/ ROBERT L. BORCHARDT
-----------------------------           -----------------------------
                                        Robert L. Borchardt


-----------------------------
As to Trustee


                                        /s/ JOSEPH MASSOT
-----------------------------           -----------------------------
                                        Joseph Massot


-----------------------------
As to Trustee